Citi's 2018 Global Technology Conference Markus Schupfner, Senior Vice President and CTO September 2018 Exhibit 99.1

Visteon Corporation Leading supplier of cockpit electronics and autonomous driving systems to carmakers across the world $3.15B annual sales 10,000 employees 18 countries 19 manufacturing locations 18 technical centers Total shareholder returns of ~160% from 2015 - 2017; Significantly outperformed peer group and S&P 500

Continuous Improvement in Key Financial Metrics New Business Wins Adjusted EBITDA Margin Return on Invested Capital Improved product portfolio has driven new business wins to record levels Transition to technology platforms and improved software engineering processes have improved profitability to best-in-class level ROIC has improved significantly over historical level for automotive suppliers (1) First half 2018 new business wins were $3.8 billion. Full-year 2018 new business wins expected to be $7.0+ billion based on current pipeline (2) ROIC equal to after-tax adjusted EBIT (based on 25% tax rate) divided by average of beginning and end of year Invested Capital (i.e. Debt, plus Shareholders’ Equity, plus Non-Controlling Interests, less Investments in Non-Consolidated Affiliates) Strong new business wins and performance driving increasing margins over time (Dollars in billions) (2) $7.0+ (1)

Macro Trends in Automotive Autonomous and Connected Car are key trends for technology suppliers Shared Mobility Sharing Economy Connected Everywhere Connected Car Environment and Sustainability Electric Health and Safety Autonomous

Modern Vehicle Electronics Architecture

Visteon



- **Four different computing domains**
  - Vastly different software in each domain
- **Large number of Electronic Control Units (ECU)**
  - 30-150 ECUs in cars today … and growing
- **Large software code base**
  - 100+ million lines of code in premium cars



Instrument Cluster
Infotainment
Head-Up Display
MOST/Ethernet/CAN
Driver Info
Telematics
Amplifier
Gateway
Rear-View Camera
Steer by Wire
CAN/TTCAN
Safety
Forward Collision Warning
Adaptive Cruise Control
Gateway
Brake by Wire
Steer by Wire
TTCAN/Flexray
Powertrain
Engine Control
Battery Management
Gateway
Air Conditioning
Lighting Control
CAN/LIN
Body/Chassis
Theft Warning
Door Module

Modern car is an increasingly complex network of electronic systems

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Key Domains of Automotive Electronics Driver info and safety are faster growing domains within automotive electronics Driver Info Safety Body/Chassis Powertrain Instrument Cluster, Infotainment, Head-Up Display, Center Information Display, Telematics ABS Braking, Forward Collision Warning, Lane Departure Warning, Rear Camera, E-Call, V2V/V2X, Autonomous Driving Heating, Ventilation, Air Conditioning, Lighting Control, Power Seats/Doors/Windows, Remote Key Engine Control, Transmission Control, Steering Control, Starter Domain Function/Product

ECU Consolidation in Automotive Electronics Integrated domain controllers replacing individual ECUs Today Exponential Growth of Cockpit Controllers (Units in millions) Market Growth Tomorrow Cockpit Controller ADAS / AD Controller Consolidation of ECUs into domain controllers Reduces cost, weight and power consumption Leverages silicon and software innovations

Key Trends in Driver Information Single integrated ECU powering all cockpit electronics instead of multiple discrete ECUs From analog meter to all-digital cluster From AM/FM radio to connected infotainment Integrated cockpit domain controller powered by single ECU Analog Cluster Digital Cluster AM/FM Radio Display Audio 2015 2020 2023 Integrated Digital Cluster and Display Audio

Growth of Driver Information Market Driver Info market growing significantly faster than underlying vehicle production 2022 2017 $34B $50B All-digital display-based instrument clusters replace traditional analog clusters Smartphone-based and connected infotainment systems replace traditional embedded systems Increased ASP and mass-market penetration driver faster growth of Driver Info market Driver Information Growth 8% CAGR 2022 2017 Vehicle Production Growth (Units in Millions) 2% 8%

Improving Road Safety Through Technology Data Source: US NHTSA 2016 US Highway Safety Database + Visteon Analysis Visteon Highway Pilot with AEB Vehicle crash deaths have reduced significantly in past 40 years but still long way to go ADAS technology promises to reduce crashes significantly Forward collision detection with auto braking shows maximum promise

Three Eras of Enhanced Safety

Visteon

2010-2016 Advanced Driver Assistance

Rearview Video Systems
Automatic Emergency Braking
Pedestrian Automatic Emergency Braking
Rear Automatic Emergency Braking
Rear Cross Traffic Alert
Lane Centering Assist

2016-2025 Partially Automated Safety

Adaptive Cruise Control
Lane Keep Assist
Lane Change Assist
Traffic Jam Assist
Self-Park

2025+ Fully Automated Safety

Highway Autopilot
City Autopilot

Autonomous Driving Market by Features

(Dollars in billions)



16% CAGR (2017-2025)
$10.2
$14.0
$18.4
$24.1
$32.4
2017
2019
2021
2023
2025
Traffic Jam Assist
Adaptive Cruise Control
Lane Keep Assist
Parking Assist
Self Parking
Blind Spot Detection
Driver Monitoring
Night Vision
Lane Departure Warning

Data Source: Roland Berger, July 2016

Partially automated driving market expected to grow significantly by 2025

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Key Challenge – Increasing Reliance on Software Software competence is critical to automotive suppliers’ future Convergence of automotive cockpit and consumer electronics Accelerating pace of new features Evolution to Level 3 autonomous driving features Drivers of Software Complexity Software Content Basic Medium High Analog Instrument Cluster Segment LCD Instrument Cluster Basic Buttons/Controls AM/FM Radio AM/FM/Bluetooth Radio 5”-7” Display Instrument Cluster All-Digital Instrument Cluster GPS Navigation Speech Recognition Natural Language Interaction Combiner HUD Smartphone Projection Windscreen HUD USB Media HTML5/Android Apps OTA Software Updates 2G/3G Telematics 3G/4G Telematics Cockpit Domain Controller Driver Monitoring Rear View Camera Augmented Reality Autonomous HMI Sensor Fusion Highway Autopilot Self-Parking High-Definition Map 2000 2005 2010 2015 2020 2025 5G Telematics City Autopilot

DriveCore™: Visteon's Autonomous Driving Platform

Development Tool Chain



drivecore™ Studio

In Vehicle System



Perception
Path Planning
Actuation
CNN algorithms
RL algorithms
drivecore™ Runtime
drivecore™ Compute



Camera, Radar, Lidar, Ultrasonic

Scalable Computing Unit

Level 4



Level 3



Level 2



PC-based dev toolchain for 3rd party algorithm & app development	Software middleware abstracts HW/Sensors for algorithms

From Level 2+ to Level 4	Patented advanced thermal management	Failsafe, scalable & modular computing

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Visteon Development on Level 3/4 c

Implications for Suppliers in Auto 2.0 Auto suppliers will need to transform into software companies Shift from systems integrator to IP creator Technology cycles compressing rapidly Focus on core areas of technology Develop differentiated IP in focus areas Transform into software technology company Cultural mindset change across the whole organization Changes required for business and engineering processes Core set of software platforms instead of point solutions Develop software talent globally Compete with industry and other tech companies for talent Build global footprint to tap into worldwide talent pool Develop strategic partnerships with like-minded software services companies

Instrument clusters Head-up displays Infotainment Displays Self-driving Connectivity Cockpit computer Complete Product Portfolio Visteon Product and Technology Strategy Software platforms enable broadest product portfolio in automotive electronics Core Technology Platforms

In Conclusion… Auto industry is going through a significant transformation with multiple, simultaneous trends – ACES Products and technologies are evolving from primarily electro-mechanical to software which is disruptive for traditional auto suppliers Significant growth opportunities for suppliers that can make the transition successfully to software oriented business The trends of Autonomous Driving and Connected Car are driving faster-than-market growth of Driver Info and Safety electronics

Thank You!